                                                                      EXHIBIT 1


                             JOINT FILING AGREEMENT



                  The undersigned hereby agree to jointly file a statement on
Schedule 13D, together with any amendments thereto (collectively, the "Schedule 13Ds"), with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended.

                  This Joint Filing Agreement may be signed in counterpart copies.



Dated:  October 2, 1998                    TOTH, LLC

                                           By: Osiris Group, L.P.
                                               its Managing Member
                                           By: No Steve, LLC
                                               its General Partner
                                           By: David Blumberg
                                               Managing Member
                                               of No Steve, LLC

                                           /s/ David Blumberg
                                           ------------------------------------
                                           Name:    David Blumberg


Dated:  October 2, 1998                    TOTH II, LLC

                                           By: Osiris Group, L.P.
                                               its Managing Member
                                           By: No Steve, LLC
                                               its General Partner
                                           By: David Blumberg
                                               Managing Member
                                               of No Steve, LLC

                                           /s/ David Blumberg
                                           ------------------------------------
                                           Name:    David Blumberg

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                                                                   Page 14 of 14



Dated:  October 2, 1998                    OSIRIS GROUP, L.P.

                                           By: No Steve, LLC
                                               its General Partner
                                           By: David Blumberg
                                               Managing Member
                                               of No Steve, LLC

                                           /s/ David Blumberg
                                           ------------------------------------
                                           Name:    David Blumberg


Dated:  October 2, 1998                    NO STEVE, LLC

                                           By: David Blumberg
                                               its Managing Member

                                           /s/ David Blumberg
                                           ------------------------------------
                                           Name:    David Blumberg


Dated:  October 2, 1998                    DAVID BLUMBERG

                                           /s/ David Blumberg
                                           ------------------------------------
                                           Name:    David Blumberg